UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 6, 2005

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 7, 2005, the registrant announced, its sales results for the quarter ended June 30,2005. A copy of the press release issued by the registrant is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 6, 2005, the Board of Directors appointed Paul Burmeister as the Company's interim Chief Financial Officer. Mr. Burmeister, who is 52 years old, is a Partner in the New England practice of Tatum Partners, a national professional services firm which provides senior financial and information technology leadershiop to organizations undertaking significant change. Prior to joining Tatum Partners in January 2004, Mr. Burmeister was the founder of MacMillan Advisors, an independent consulting practice. From 2000 to 2001, Mr. Burmeister was Senior Vice President and CFO of RoweCom Inc. Prior to that, Mr. Burmeister spent eight years with Fidelity Investments as Corporate Controller and as a divisional CFO.

The terms and conditions of Mr. Burmeister’s engagement are set forth in an agreement between Tatum CFO Partners, LLP and the registrant, which provides for Mr. Burmeister to serve as the registrant’s Chief Financial Officer for an initial term of three months, or longer if mutually agreed upon, with direct salary to Mr. Burmeister of $23,920 per month and an additional fee to Tatum of $5,980 per month. Under the agreement Mr. Burmeister also will be entitled to incentive compensation from the registrant at the end of his engagement equal to 25% of his salary if targets to be agreed upon between Mr. Burmeister and the registrant are achieved. Tatum will be entitled to an additional fee from the registrant equal to 25% of the amount of any such incentive compensation paid to the Mr. Burmeister. The registrant has agreed not to engage Mr. Burmeister directly during the twelve-month period following the termination or expiration of its agreement with Tatum.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated July 7, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

July 8, 2005	By:	/s/ Joseph G. McGuire

Name: Joseph G. McGuire
Title: Interim CEO

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Exhibit Index

Exhibit No.	Description

99	Press Release July 7, 2005